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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 22, 2002
             Amending the Report on Form 8-K filed October 28, 2002

                           INTERLEUKIN GENETICS, INC.
             (Exact name of registrant as specified in its charter)


        DELAWARE                      000-23413                  94-3123681
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     (State or other                 (Commission               (IRS Employer
jurisdiction of incorporation)       File Number)            Identification No.)


                      135 Beaver Street, Waltham, Ma 02452
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                    (Address of principal executive offices)


       Registrant's Telephone Number, Including Area Code: (781) 398-0700
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The sole purpose of this amendment is to update the Signatures page to reflect the signature of a duly authorized officer of the Registrant.

ITEM 5.  OTHER EVENTS.

     On October 23, 2002, we entered into a Note Purchase Agreement with a major consumer products company (the "Lender") providing for the issuance and sale by us of up to $1,500,000 in 15% secured promissory notes, due December 31, 2003 (the "Notes"). The Notes are to be sold in three closings of $500,000 each. The first closing was held on October 23, 2002 and the remaining closings are to be held on November 15, 2002 and December 16, 2002. Each closing is subject to certain customary conditions and the final closing will only be held at the discretion of the Lender. Our obligations under the Notes are secured by all of our intellectual property assets pursuant to a Security Agreement dated as of October 23, 2002. While the Notes are outstanding, we are prohibited from taking certain corporate actions including: entering into any merger, consolidation, reorganization or recapitalization; purchasing or otherwise acquiring the assets, obligations or capital stock of any other person or entity; and paying any dividends or repurchasing or redeeming any shares of our common stock. We have also granted Board of Directors observation rights to the Lender that terminate when the Notes are repaid. Additionally, we have granted to the Lender the right to participate in any capital raising transactions we enter into prior to April 23, 2003 and a two-week exclusive negotiation period in the event that prior to April 23, 2003 we consider a transaction that would be likely to result in a change of control. The Note Purchase Agreement, the Security Agreement and the form of Promissory Note are attached hereto as Exhibits 10.1, 10.2 and 10.3, respectively. On October 24, 2002, we publicly disseminated a press release announcing the interim financing. The information contained in the press release is incorporated herein by reference and filed as Exhibit 99.1 hereto.

     On October 22, 2002, as a condition to the Note Purchase Agreement, we entered into an Agreement and Waiver with The Tail Wind Fund, Ltd. ("Tailwind"). Pursuant to the Agreement and Waiver, Tailwind agreed to temporarily waive certain of its rights under a Stock Purchase Agreement and a Registration Rights Agreement, each dated as of December 5, 2000. Included among the rights Tailwind has waived through March 31, 2003 is the right to receive monthly cash payments if our common stock is de-listed from the Nasdaq SmallCap Market. Also waived through March 31, 2003 is Tailwind's right to receive additional shares of our common stock for no additional consideration if we issue shares of our common stock at a price below $2.50 per share prior to February 9, 2003, such that Tailwind's effective price per share of common stock will equal the lowest price at which we issued shares. Under the Agreement and Waiver, Tailwind is obligated to surrender for cancellation a warrant to purchase up to 264,407 shares of our common stock at a per share exercise price of $3.15. The terms of this warrant include the downward adjustment of the exercise price to equal 125% of the lowest price at which we issue shares of our common stock (or securities convertible into common stock) prior to February 9, 2003. In exchange, we are required to issue to Tailwind, for no additional cash consideration, 670,588 shares of our common stock. If we receive at least $3,000,000 in equity investment from the Lender prior to April 1, 2003, the temporary waivers will become permanent, however if we do not, the waivers will terminate, all of Tailwind's rights under the Stock Purchase Agreement (other than the right to receive additional shares of our common stock, which will have expired) and the Registration Rights Agreement will return and, subject to the stockholder approval requirements of any stock market on which our common stock is then listed or quoted, we will be required to issue a new warrant to purchase up to 264,407 shares of our common stock on terms identical to the cancelled warrant except that the exercise price will be $1.70 per share and the exercise price of the warrant will no longer be subject to the

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adjustments described above. A copy of the Agreement and Waiver with Tailwind is attached hereto as Exhibit 10.4.

     On October 22, 2002, as a condition to the Note Purchase Agreement, we entered into an Agreement and Waiver with Special Situations Fund III, L.P., Special Situations Cayman Fund, L.P. and Special Situations Private Equity Fund, L.P. (together, "Special Situations"). Pursuant to the Agreement and Waiver, Special Situations agreed to temporarily waive certain of its rights under a Stock Purchase Agreement and a Registration Rights Agreement, each dated as of January 26, 2001. Included among the rights Special Situations has waived through March 31, 2003 is the right to receive monthly cash payments in the event that our common stock is de-listed from the Nasdaq SmallCap Market. Also waived through March 31, 2003 is Special Situations' right to receive additional shares of our common stock for no additional consideration if we issue shares of our common stock at a price below $2.50 per share prior to May 23, 2003, such that Special Situations' effective price per share of common stock will equal the lowest price at which we issued shares. Under the Agreement and Waiver, Special Situations is obligated to surrender for cancellation warrants to purchase an aggregate of 600,000 shares of our common stock at a per share exercise price of $3.00. The terms of this warrant include the downward adjustment of the exercise price to equal 125% of the lowest price at which we issue shares of our common stock (or securities convertible into common stock) prior to May 23, 2003. In exchange, we are required to issue to Special Situations, for no additional cash consideration, 1,005,670 shares of our common stock. If we receive at least $3,000,000 in equity investment from the Lender prior to April 1, 2003, the temporary waivers will become permanent, however if we do not, the waivers will terminate, all of Special Situations' rights under the Stock Purchase Agreement and the Registration Rights Agreement will return and, subject to the stockholder approval requirements of any stock market on which our common stock is then listed or quoted, we will be required to issue a new warrant to purchase up to 600,000 shares of our common stock on terms identical to the cancelled warrant except that the exercise price will be $1.70 per share. A copy of the Agreement and Waiver with Special Situations is attached hereto as Exhibit 10.5.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c)       Exhibits

*10.1     Note Purchase Agreement, dated as of October 23, 2002

*10.2     Security Agreement, dated as of October 23, 2002

*10.3     Form of Secured Promissory Note

*10.4 Agreement and Waiver, dated as of October 22, 2002, between the Registrant and The Tail Wind Fund, Ltd.

*10.5 Agreement and Waiver, dated as of October 22, 2002, between the Registrant and Special Situations Fund III, L.P., Special Situations Cayman Fund, L.P. and Special Situations Private Equity Fund, L.P.

*99.1     Press Release, dated October 24, 2002

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*  Previously filed.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


INTERLEUKIN GENETICS, INC.
--------------------------
(Registrant)

Date: October 29, 2002                   /s/ Fenel M. Eloi
     --------------------                ---------------------------------------
                                         Fenel M. Eloi, Chief Operating Officer,
                                         Chief Financial Officer, Treasurer and
                                         Secretary and Treasurer




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                                  EXHIBIT INDEX

Exhibit
Number                    Description
-------                   -----------
*10.1     Note Purchase Agreement, dated as of October 23, 2002

*10.2     Security Agreement, dated as of October 23, 2002

*10.3     Form of Secured Promissory Note

*10.4 Agreement and Waiver, dated as of October 22, 2002, between the Registrant and The Tail Wind Fund, Ltd.

*10.5 Agreement and Waiver, dated as of October 22, 2002, between the Registrant and Special Situations Fund III, L.P., Special Situations Cayman Fund, L.P. and Special Situations Private Equity Fund, L.P.

*99.1     Press Release, dated October 24, 2002

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*  Previously filed.